                                                                   EXHIBIT 10.49

                           STOCK OPTION CERTIFICATE
                           ------------------------


     THE OPTION RIGHTS REPRESENTED BY THIS STOCK OPTION CERTIFICATE DO NOT CONSTITUTE A SECURITY WHICH IS REQUIRED TO BE REGISTERED UPON THE GRANT OF THESE OPTION RIGHTS (AND THEREFORE HAVE NOT BEEN REGISTERED) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, INSOFAR AS THE RECIPIENT OF THIS OPTION HAS NOT AND WILL NOT BE REQUIRED TO PAY OR GIVE ANY CONSIDERATION WITH RESPECT TO THE GRANT OF THESE OPTION RIGHTS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION REVIEWED OR PASSED UPON THE ACCURACY OR ADEQUACY OF THE RECIPIENT'S STOCK OPTION CERTIFICATE. THE OPTION RIGHTS REPRESENTED BY THIS STOCK OPTION CERTIFICATE CONSTITUTE A SECURITY WHICH HAS NOT BEEN REGISTERED OR QUALIFIED, AS THE CASE MAY BE, UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES WHICH MAY BE APPLICABLE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION OR QUALIFICATION, AS THE CASE MAY BE, AFFORDED BY SUCH STATE OR TERRITORIAL SECURITIES LAWS INCLUDING, WITHOUT LIMITATION, WITH THE CALIFORNIA DEPARTMENT OF CORPORATIONS, IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 25102(o) OF THE CALIFORNIA BLUE SKY LAW, AS AMENDED, NOR HAS ANY SUCH SECURITIES REGULATORY AGENCY REVIEWED OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS STOCK OPTION CERTIFICATE.

     This Stock Option Certificate is entered into between STAAR Surgical Company, a Delaware corporation (the "Company"), whose principal executive
                                      -------
office is located at 1911 Walker Avenue, Monrovia, California 91016, and Donald
R. Sanders (the "Recipient") whose address is 11 West Birchwood, Hinsdale,
                 ---------
Illinois 60521, pursuant to that certain 1998 STAAR Surgical Company Stock Plan (the "Plan") adopted by the Board of Directors on April 17, 1998 and approved by
      ----
the shareholders on May 29, 1998.

     1.  Grant of Option.  This Stock Option Certificate certifies that the
         ---------------
Company has granted to the Recipient, pursuant to the terms of the Plan, a stock option (the "Option") to purchase, in whole or in part, one hundred thousand
             ------
(100,000) shares of the voting common stock, par value $ .01 (the "Common
                                                                   ------
Stock") of the Company (collectively and severally, the "Option Shares"), at the
-----                                                    ------ ------
price of six dollars and twenty-five cents ($6.25) per Option Share (the "Option
                                                                          ------
Price"), subject to the following terms and conditions.
-----

     2.  Plan; Plan Summary.  Subject to the terms of this Stock Option
         ------------------
Certificate, the Recipient's rights to purchase the Option Shares are governed by the Plan, the terms of which are incorporated herein by this reference.

     3.  Character of Option.  This Option (i) is [____] a Non-Qualified Option
         -------------------
or (ii) is [ xx ] an Incentive Option.
            ----

     4.  Capacity of Recipient.  This Option is granted to the Recipient in the
         ---------------------
Recipient's capacity as (i) [ xx ] an employee, (ii) [____] a director, or (iii)
                             ----
[____] a consultant.

     5.  Expiration of Option.  The right to exercise the Options granted by
         --------------------
this Stock Option Certificate shall expire and be null and void ab initio and
                                                                -- ------
of no further force or effect to the extent not exercised by 5:00 p.m. Pacific Time, on the 3rd day of September, 2008 (the "Option Expiration Date").
                                              ------ ---------- ----

     6.  Exercise Vesting Conditions.  The Option Shares are (i) [____] fully
         ---------------------------
vested upon date of grant, or (ii) [ xx ] subject to Article V, Section 5.05 of
                                    ----             ---------  ------------
the Plan, and will be subject to the following vesting conditions, but not upon continued performance of services in the capacity hereinabove indicated:

                                                 Cumulative Vested
                                                   Percentage of
              Date                                 Option Shares
         ---------                               -----------------
         September 4, 1999                             33 1/3%
         September 4, 2000                             66 2/3
         September 4, 2001                              100.0%

     7.  Manner of Exercise and Payment.  This Option shall be exercised by
         ------------------------------
delivery of this Option Certificate to the Secretary of the Company, together with:

         (a) A Consent of Spouse (as such consent is defined in the Plan) from the spouse of the Recipient, if any, duly signed by such spouse; and

         (b)  Full payment for the Option Shares to be purchased in goods funds (in U.S. dollars) by cash or check, and/or the following items (if checked by the Company): (i) [ xx ] shares of Common Stock pursuant to
     Article VIII of the Plan, (ii) [ xx ] surrender or relinquishment of rights to acquire Common Stock as more particularly described below, or (iii)
     [ xx ] a full recourse promissory note as more particularly described below: [DESCRIPTION
              ------------------------------------------------------------------
     ---------------------------------------------------------------------.

     8.  Forfeiture; Vesting Conditions.  The Option Shares:  (i) [____] will be
         ------------------------------
fully vested upon date of grant, or (ii) [ xx ] are subject to Article V,
                                          ----                 ---------
Section 5.05 of the Plan and will be subject to the vesting conditions set forth
------------
above.

     9.  Vesting on Change of Control.  Any unvested Option Shares shall
         ----------------------------
immediately vest upon the occurrence of a Change In Control.

     10. Representations, Warranties and Covenants.  The Recipient hereby
         -----------------------------------------
represents, warrants and covenants to the Company, each of which is deemed to be a separate representation, warranty and covenant, whichever the case may be, that:

         (a) The Recipient's legal permanent residence and domicile is the State of Illinois.

         (b) The Recipient, if a natural person, is age eighteen (18) or over.

         (c) The Recipient has received a copy of the Plan which explains the administration and operation of the Plan and certain other relevant matters pertaining to the Plan, and has read and understood the Plan.

         (d) By reason of the Recipient's business or financial experience, the Recipient can be reasonably assumed to have the capacity to protect the Recipient's own interests in connection with the transaction contemplated by this Stock Option Certificate.

         (e) Before purchasing the Option Shares, the Recipient has had the opportunity, to the extent the Recipient has determined to be necessary, to be provided with financial and other written information about the Company; to ask questions and receive answers concerning the terms and conditions of this Stock Option Certificate, an investment in the Option Shares, and the business of the Company and its finances; and that the Recipient has, to the extent he has availed himself of this opportunity, received satisfactory information and answers.

         (f) Prior to exercising the Option, the Recipient had the opportunity to consult with the Recipient's investment advisors who are independent of the Company including, without limitation, investment, tax, accounting and legal advisors, relative to (i) the investment merits of a proposed investment in the Option Shares and (ii) the tax consequences of the grant and exercise of the Option and the subsequent disposition of the Option Shares and the effect of same upon the Recipient's personal financial circumstances, and that the Recipient has, to the extent he has availed himself of this opportunity, received satisfactory information and answers from such investment advisors.

         (g) The Recipient has been informed and understands and agrees as follows: there are substantial restrictions on the transferability of the Option Shares as are more particularly described in Article XI, Section 11.02 of the Plan and, as a result of such restrictions, it may not be possible for the Recipient to sell or otherwise liquidate the Option Shares in the case of emergency and/or other need, and the Recipient must therefore be able to hold the Option Shares until the lapse of said restrictions; the Recipient must have adequate means of providing for the Recipient's current needs and personal contingencies; the Recipient must have no need for liquidity in an investment in the Option Shares; and the Recipient has evaluated the Recipient's financial resources and investment position in view of the foregoing; and that the Recipient is able to bear the economic risk of an investment in the Option Shares.

         (h) The Option Shares are being purchased by the Recipient as principal and not by any other person, with the Recipient's own funds and not with the funds of any other person, and for the account of the Recipient and not as a nominee or agent and not for the account of any other person. The Recipient is purchasing the Option Shares for investment for an indefinite period and not with a view to the sale or distribution of any part or all thereof by public or private sale or other disposition. No person other than the Recipient will have any interest, beneficial or otherwise, in the Option Shares, and the Recipient is not obligated to transfer the Option Shares to any other person nor does the Recipient have any agreement or understanding to do so.

         (i) To the best of the Recipient's knowledge and belief the offer and sale of the Option Shares was not accomplished by the publication of any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; nor was the offer and sale of the Option Shares accomplished through any seminar or meeting to which the Recipient was invited by any such publication or advertisement.

     Each representation, warranty and covenant of the Recipient shall be deemed made at the time of grant of this Option, shall be deemed remade at any time the Recipient exercises this Option, and shall survive the date of closing with respect to the exercise of the last Option hereunder.

     11. Miscellaneous.
         -------------

         (a)  Preparation of Stock Option Certificate.  This Stock Option
              ---------------------------------------
Certificate was prepared by the Company or its legal counsel solely on behalf of the Company. It is acknowledged by the Recipient that such party was not represented by the Company or any of its officers, directors, employees or agents (including the Company's legal counsel) in connection with the transaction contemplated by this Stock Option Certificate, and that the Recipient had separate and independent advice of counsel. In light of the foregoing it is acknowledged by the Recipient that the Company shall not be construed to be solely responsible for the drafting hereof, and that any ambiguity in the Plan or this Stock Option Certificate, or the interpretation thereof or hereof, shall not be construed against the Company as the alleged draftsman of this Stock Option Certificate.

         (b)  Interpretation.
              --------------

              (i)  Entire Agreement/No Collateral Representations.  The
                   ----------------------------------------------
Recipient acknowledges and agrees that this Stock Option Certificate, together with and subject to the Plan: (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (2) supersedes any prior or contemporaneous agreements or understandings of any kind, oral or written (collectively and severally, the "prior agreements"), and
                                                        ----- ----------
that any such prior agreements are of no force or effect except as expressly set forth herein; and (3) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements.

              (ii) Amendment; Waiver.  Except as expressly otherwise provided
                   -----------------
herein, this Stock Option Certificate nor any of its terms contained herein may not be amended, supplemented, discharged or terminated (other than by performance), except as provided in the Plan or by a written instrument or instruments signed by all of the parties to this Stock Option Certificate. No waiver of any acts or obligations hereunder shall be effective unless such waiver shall be in a written instrument or instruments signed by each party claimed to have given or consented to such waiver and each party affected by such waiver.

              (iii) Severability.  If any term or provision of this Stock Option
                    ------------
Certificate or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws effective during the term of this Stock Option Certificate, then, and in that event: (A) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Stock Option Certificate, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable, and (B) the remaining part of this Stock Option Certificate (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby and shall continue in full force and effect to the fullest extent provided by law.

              (iv) No Reliance Upon Prior Representation.  The Recipient
                   -------------------------------------
acknowledges that neither the Company nor any of its officers, directors, employees or agents have made any oral representation or promise which would induce the Recipient prior to executing this Stock Option Certificate to change the Recipient's position to the Recipient's detriment, partially perform, or part with value in reliance upon such representation or promise; the Recipient acknowledges that he or she has taken such action at its own risk; and the Recipient represents that he or she has not so changed his or her position, performed or parted with value prior to the time of his or her execution of this Stock Option Certificate.

     (c)  Enforcement.  This Stock Option Certificate and the rights and
          -----------
remedies of each party arising out of or relating to this Stock Option Certificate shall be solely governed in accordance with the laws (without regard to the conflicts of law principles thereof) of the State of California.

     (d)  Successors and Assigns.   The Recipient may not delegate any of his or
          ----------------------
her duties or obligations under this Stock Option Certificate, in whole or in part, without the prior written consent of the Company, except pursuant to the terms of the Plan. Subject to the foregoing, all of the representations, warranties, covenants, conditions and provisions of this Stock Option Certificate shall be binding upon and shall inure to the benefit of each party and such party's respective successors and permitted assigns, spouses, heirs, executors, administrators, and personal and legal representatives.

     (e)  Notices.  Unless otherwise specifically provided in this Stock Option
          -------
Certificate, all notices, demands, requests, consents, approvals or other communications (collectively and severally called "notices") required or
                                                   -------
permitted to be given hereunder, or which are given with respect to this Stock Option Certificate, shall be in writing, and shall be given by: (A) personal delivery (which form of notice shall be deemed to have been given upon delivery), (B) by telegraph or by private airborne/overnight delivery service (which forms of notice shall be deemed to have been given upon confirmed delivery by the delivery agency), (C) by electronic or facsimile or telephonic transmission, provided the receiving party has a compatible device or confirms receipt thereof (which forms of notice shall be deemed delivered upon confirmed transmission or confirmation of receipt), or (D) by mailing in the United States mail by registered or certified mail, return receipt requested, postage prepaid (which forms of notice shall be deemed to have been given upon the fifth {5th} business day following the date mailed).

     WHEREFORE, the parties hereto have for purposes of this Stock Option Certificate executed this Stock Option Certificate in the City of Monrovia, County of Los Angeles, State of California, effective as of the 4th day of September, 1998.

                                     COMPANY:

                                     STAAR Surgical Company,
                                     a Delaware corporation



                                     By:
                                        --------------------------------
                                        John R. Wolf, President
ATTEST:


                                     By:
                                        --------------------------------
                                        William C. Huddleston, Secretary

                                     RECIPIENT:



                                     -----------------------------------
                                     Donald R. Sanders

                                  Attachment
                                      to
                           Stock Option Certificate




                      NOTICE OF EXERCISE OF STOCK OPTION
                      ----------------------------------
                      NOTICE OF EXERCISE OF STOCK OPTION
                      ----------------------------------

         [To be signed by the Recipient only upon exercise of Option]

TO:    Secretary
       STAAR Surgical Company
       1911 Walker Avenue
       Monrovia, California 91016

     The undersigned, the holder of Options under that certain Stock Option Certificate dated effective the ____________ day of _________________________,
_______ (the "Option Certificate"), between STAAR Surgical Company, a Delaware
              ------ -----------
corporation (the "Company") and the undersigned (the "Recipient"), hereby
                  -------                             ---------
irrevocably elects, in accordance with the terms and conditions of that certain 1998 STAAR Surgical Company Stock Plan (the "Plan") adopted by the Board of
                                             ----
Directors on April 17, 1998 and approved by the shareholders on May 29, 1998, under which the Option Certificate was granted, to exercise the undersigned's Option under the Plan to purchase _________________________ (____________)/(1)/
shares of the voting common stock, no par value ("Common Stock") of the Company
                                                  ------ -----
(collectively and severally, the "Option Shares"), for the aggregate purchase
                                  ------ ------
price of ($_______________)/(2)/.

     /(1)/ Insert number of Option Shares as specified in the Option Certificate which are vested Option Shares (as defined by the Plan) which the Recipient is exercising the Option to purchase.

     /(2)/ Number of Option Shares to be exercised as hereinabove specified multiplied by the Option Price per share.

     The Recipient hereby remakes, reaffirms and reacknowledges all agreements, representations, warranties and covenants set forth in the Option Certificate as of the date of the Recipient's notice, all of which shall survive the Closing with respect to the shares of Common Stock purchased hereby.

     The Recipient hereby acknowledges that the following legend (or any variation thereof determined appropriate by the Company) will be placed on the share certificate or certificates for the Option Shares to comply with applicable federal and state securities laws:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN (1) REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION AFFORDED BY SUCH ACT,

     OR (2) REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES WHICH MAY BE APPLICABLE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION OR QUALIFICATION AFFORDED BY SUCH STATE OR TERRITORIAL SECURITIES LAWS INCLUDING, WITHOUT LIMITATION, SECTION 25102(o) OF THE CALIFORNIA BLUE SKY LAW, AS AMENDED. THESE SECURITIES HAVE BEEN ACQUIRED FOR THE HOLDER'S OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW FOR RESALE OR DISTRIBUTION. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS (A) THEY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AS WELL AS UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES AS MAY THEN BE APPLICABLE, OR (B) THE TRANSFER AGENT (OR THE COMPANY IF THEN ACTING AS ITS TRANSFER AGENT) IS PRESENTED WITH EITHER A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE COMPANY OR A NO-ACTION OR INTERPRETIVE LETTER FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY APPLICABLE STATE OR TERRITORIAL SECURITIES REGULATORY AGENCY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER.


          (Signature must conform in all respects to name of the Recipient as specified in the Plan, unless the undersigned is the Recipient's Successor, in which case the undersigned must submit appropriate proof of the right of the undersigned to exercise the Option)



               Signature:   ___________________________________

               Print Name:  ___________________________________

               Address:     ___________________________________

                            ___________________________________

                 Date:      ___________________________________